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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)         August 11, 1998
                                                --------------------------------


                              SYMANTEC CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-17781                 77-0181864
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)


           10201 Torre Avenue
          Cupertino, California                                    95014
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code       (408) 253-9600
                                                   -----------------------------


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Item 5: Other Events

     Adoption of Stockholder Rights Plan.

     On August 11, 1998, the Board of Directors of Symantec Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on August 21, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or
(ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company (including, without limitation, the Delrina exchangeable shares), which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $150.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A., as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

     Amendment of Bylaws

     On August 11, 1998, the Board of Directors of the Company amended the Company's Bylaws to: permit only the Chairman, President or the Board to call a special meeting of the stockholders; require that the Board be given prior notice of a stockholder proposal to take action by written consent so that a record date for such action can be established; require advance notice to the Board of stockholder-sponsored proposals for consideration at annual meetings and for stockholder nominations for the election of directors; permit the Board to meet on one- rather than two-day advance notice; and conform the Bylaws to applicable provisions of Delaware law regarding the inspection of elections at stockholder meetings.


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Item 7: Financial Statements and Exhibits.

     (c) Exhibits

          3.1    Bylaws of the Company, as amended and restated effective
                 August 11, 1998.

          4.1    Rights Agreement dated August 12, 1998, 1998, between the
                 Company and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series
                 A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the
                 Securities and Exchange Commission on August 18, 1998.)

          99.1   Press release of the Company dated August 13, 1998.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 1998

                                   SYMANTEC CORPORATION



                                   By: /s/ Howard A. Bain, III
                                      ------------------------------------------
                                      Howard A. Bain, III
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
-------
  3.1          Bylaws of the Company, as amended and restated effective August
               11, 1998.

  4.1          Rights Agreement dated August 12, 1998, between the Company and
               BankBoston, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Designations of Series A Junior
               Participating Preferred Stock, as Exhibit B the Form of Right
               Certificate and as Exhibit C the Summary of Rights to Purchase
               Preferred Shares. (Incorporated by reference to the Company's
               Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 18, 1998.)

 99.1          Press release of the Company dated August 13, 1998.